EXHIBIT 10.13


*****Confidential Treatment has been requested for portions of this agreement. The copy file herewith omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.


                          TECHNICAL SERVICES AGREEMENT

                 BETWEEN UNISYS CORPORATIONS AND INFORMAX, INC.


SUPPORT THE NATIONAL CENTER FOR BIOTECHNOLOGY INFORMATION (NCBI), A DIVISION OF THE NATIONAL LIBRARY OF MEDICINE AT THE NATIONAL INSTITUTES OF HEALTH

                          TECHNICAL SERVICES AGREEMENT

                                      INDEX

ARTICLE  1 - TERM OF AGREEMENT.................................................1
ARTICLE  2 - STATEMENT OF WORK.................................................1
ARTICLE  3 - PERFORMANCE OF WORK/RISK OF LOSS..................................1
ARTICLE  4 - COMPENSATION/PAYMENT/TAXES........................................2
ARTICLE  5 - RELATIONSHIP OF PARTIES...........................................2
ARTICLE  6 - INTELLECTUAL PROPERTY RIGHTS......................................3
ARTICLE  7 - PROPRIETARY INFORMATION...........................................3
ARTICLE  8 - EXPORT CONTROL OF INFORMATION.....................................4
ARTICLE  9 - INDEMNIFICATION AND NOTICE OF INFRINGEMENT........................4
ARTICLE 10 - CONTRACTOR'S WARRANTIES...........................................5
ARTICLE 11 - SERVICES FOR OTHERS...............................................5
ARTICLE 12 - INSURANCE.........................................................5
ARTICLE 13 - HOLD HARMLESS.....................................................6
ARTICLE 14 - NOTICES/ADMINISTRATION............................................6
ARTICLE 15 - ASSIGNMENT........................................................7
ARTICLE 16 - TERMINATION/CANCELLATION..........................................7
ARTICLE 17 - LIMITATION OF LIABILITY...........................................8
ARTICLE 18 - GENERAL PROVISIONS................................................8
ARTICLE 19 - ADDENDA/ATTACHMENTS...............................................9
ARTICLE 20 - SURVIVAL OF PROVISIONS............................................9
ARTICLE 21 - BUSINESS PRACTICE GUIDELINES......................................9
ARTICLE 22 - ENTIRE AGREEMENT.................................................10





ADDENDUM A - STATEMENT OF WORK...............................................A-1
ADDENDUM B - CONTRACTOR'S PERSONNEL AND RATES................................B-1
ADDENDUM C - DATA RIGHTS.....................................................C-1
ADDENDUM D - BUSINESS PRACTICE GUIDELINES....................................D-1
ADDENDUM E - GSA FLOW-DOWN PROVISIONS........................................E-1

                          TECHNICAL SERVICES AGREEMENT

                               TIME AND MATERIALS

This Agreement is entered into by and between Unisys Corporation (hereinafter "UNISYS"), a Delaware corporation, with offices at 12010 Sunrise Valley Drive, Reston, VA 20191 and InforMax, Inc. hereinafter ("CONTRACTOR"), with offices at 6010 Executive Boulevard, Rockville, MD, 20852.

In consideration of the mutual covenants herein contained and intending to be legally bound by the provisions of this Agreement, the parties agree as follows:

ARTICLE  1 - TERM OF AGREEMENT AND OPTION TO RENEW

The term of this Agreement shall commence on March 23, 2000 and end on March 22, 2001 unless earlier terminated or canceled as provided in Article 16.

Unisys may extend the term of this contract through March 22, 2004 in increments of not less than one year at the rates specified in the Statement of Work. Unisys will provide notice of such extension not less than thirty (30) days before the expiration of the current term of this Agreement,

ARTICLE  2 - STATEMENT OF WORK

During the term of this Agreement CONTRACTOR shall perform the work (hereinafter "WORK") described in Addendum A, Statement of Work, in accordance with the schedule set forth therein.

ARTICLE  3 - PERFORMANCE OF WORK/RISK OF LOSS

A.   Performance of WORK

     1. The WORK shall be performed by the personnel listed in the Statement of Work Personnel shall not be added to or removed from the WORK by CONTRACTOR without the prior written consent of UNISYS. UNISYS shall have the right at any time to require that CONTRACTOR remove personnel which UNISYS no longer wants performing the WORK.
     2. CONTRACTOR shall furnish the deliverables (hereinafter "DELIVERABLES") listed in Addendum A no later than the date(s) specified therein.

B.   Risk of Loss

     CONTRACTOR shall have the risk of loss, damage and destruction of all DELIVERABLES until received by UNISYS.

*****Certain information on this page has been omitted and filed separately with
the  Securities  and  Exchange   Commission.   Confidential  Treatment  has been
requested with respect to the omitted portions.

ARTICLE  4 - COMPENSATION/PAYMENT/TAXES

A.   Compensation

     1. The total compensation to CONTRACTOR for WORK performed during the first year of this agreement shall not exceed [*****], plus any authorized travel and living expenses as specified in Subparagraph A2 of this Article, and any applicable sales and/or use tax as specified in Paragraph C of this Article. Compensation shall be based upon hours worked by CONTRACTOR'S personnel at the hourly rates specified in Addendum B. Travel time shall not be included as hours worked.
     2. UNISYS shall reimburse CONTRACTOR for reasonable travel and living expenses consistent with the policies set forth in the Federal Travel Regulations, provided that CONTRACTOR has obtained advance written approval for such travel from UNISYS.
     3. UNISYS shall have no obligation under any circumstances to pay CONTRACTOR any money in excess of the amount specified in Subparagraph A1 of this Article, or to reimburse CONTRACTOR for any travel and living expenses in excess of the amount specified in Subparagraph A2 of this Article, unless agreed to in writing by the UNISYS Contract Administrator identified in Article 14.

B.   Payment

     The Contractor shall prepare and submit timecards for hours to Unisys and Unisys shall make payment to the Contractor in accordance with the procedures in the Statement of Work. Payment for travel, training, and other authorized expenditures shall be made by Unisys net 14 days following receipt of a proper invoice.

C.   Taxes

     1. In performing the WORK as an independent contractor, CONTRACTOR shall be responsible for the payment of all taxes based on CONTRACTOR'S gross income and/or net income. Such taxes may include, but are not limited to, federal, state and local income taxes, U.S. Social Security tax, federal and state unemployment taxes or any similar taxes.
     2. CONTRACTOR shall separately state and describe in reasonable detail on CONTRACTOR'S invoices any state and local sales tax or similar tax (hereinafter "Sales Tax") to which the amounts payable by UNISYS for CONTRACTOR'S performance of the WORK are subject. In the event that CONTRACTOR subsequently determines that any invoiced Sales Tax was or is not actually required to be paid by UNISYS, CONTRACTOR shall promptly notify UNISYS of such determination and shall promptly refund such Sales Tax payment to UNISYS if such payment has already been made by UNISYS to CONTRACTOR.

ARTICLE  5 - RELATIONSHIP OF PARTIES

In performing the WORK, CONTRACTOR is acting as an independent contractor and not as an employee, agent, or representative of UNISYS. CONTRACTOR has no authority to transact any business in the name of or on account of UNISYS or otherwise obligate UNISYS in any manner. CONTRACTOR hereby acknowledges, on behalf of itself and its personnel, that neither CONTRACTOR nor its personnel are entitled to any of the benefits provided by UNISYS to its active employees, including, but not limited to medical benefits, pension benefits and group life insurance benefits.

ARTICLE  6 - INTELLECTUAL PROPERTY RIGHTS

Intellectual  Property rights shall be in accordance with NLM(RC)-RIGHTS IN DATA
- SPECIAL WORKS, Attachment C hereto.

ARTICLE  7 - PROPRIETARY INFORMATION

A. Proprietary Information shall include all business and technical information relating to the WORK which is furnished to CONTRACTOR by UNISYS and all other information which is either furnished by one party to the other in tangible form marked as "restricted", "confidential", "proprietary", or other appropriate legend, or disclosed by one party to the other in nontangible form with notice of its proprietary nature and subsequently described in writing delivered to the receiving party within seven (7 ) days after disclosure by the furnishing party.

B. The WORK and DELIVERABLES are deemed to be Proprietary Informatio of UNISYS as though they were Proprietary Information furnished by UNISYS to CONTRACTOR, and shall be so treated by CONTRACTOR and its personnel.

C. Title, or the right to possess Proprietary Information, as between the parties shall, except as otherwise provided herein, remain in the party which furnishes it to the other party. No rights are granted by either party to the other with respect to Proprietary Information except as expressly stated herein. Neither party shall use or copy any Proprietary Information of the other party except for the purposes of and to the extent necessary for performance under this Agreement. Each party shall exercise reasonable care with respect to Proprietary Information of the other party to preclude disclosure thereof to any third party and permit disclosure only to its personnel who are involved in the WORK and have agreed in writing to be bound consistent with the provisions of this Agreement. Each party shall have the obligations stated in this Article 7 regarding Proprietary Information both during and after the expiration, termination or cancellation of this Agreement and shall be released from such obligations only as to Proprietary Information which is:

     1. at any time in the public domain other than by a breach of this Agreement on the part of the receiving party;
     2. at any time rightfully received from a third party which has the right and transmits it to the receiving party without any obligation of confidentiality;
     3. independently developed by personnel of the receiving party who have not had access to Proprietary Information of the other party; or
     4. rightfully known to the receiving party without any limitation on use or disclosure prior to receipt thereof from the furnishing party, as substantiated by tangible evidence antedating disclosure by the furnishing party to the receiving party.

D. Neither party is restricted from disclosing Proprietary Information of the other party pursuant to a judicial or governmental order, but any such disclosure shall be made only to the extent so ordered and provided only that the party receiving an order: (a) timely notifies the other party so that it may intervene in response to such order, or (b) if timely notice cannot be given then seeks to obtain a protective order from the court or government for such information.

E. Each party shall promptly cease using and shall return or destroy (and certify destruction of) all Proprietary Information furnished by the other party along with all copies thereof in its possession including copies stored in any computer memory or storage medium upon the expiration, termination, or cancellation of this Agreement, whichever first occurs; provided, however, that UNISYS may retain copies of CONTRACTOR'S materials for the purpose of the license rights as set forth in Article 6 hereof.

ARTICLE  8 - EXPORT CONTROL OF INFORMATION

CONTRACTOR shall comply with applicable United States laws and regulations which prohibit the export of technical data that originates in the United States, or any product directly based on such data, without prior written authorization as may be required from appropriate agencies of the United States Government. Such compliance obligates CONTRACTOR not to export UNISYS Proprietary Information or make it available in the United States to aliens.

ARTICLE  9 - INDEMNIFICATION AND NOTICE OF INFRINGEMENT

A. CONTRACTOR agrees to indemnify and hold harmless UNISYS and its subsidiaries, affiliates, third parties, and end users from any claim, liability, damage, or expense (including without limitation, legal expenses) of whatever kind, for or on account of patent infringement, copyright infringement, misappropriation of trade secrets, or violation of other proprietary rights in connection with or relating to the reproduction, use, or other disposition of any item furnished by CONTRACTOR and WORK performed by CONTRACTOR under this Agreement. CONTRACTOR agrees to defend or settle, at its expense, all suits or proceedings arising out of any of the foregoing, provided that UNISYS has given CONTRACTOR prompt written notice of all such suits or threats of suit.

     In any event, UNISYS at its own expense and through its own counsel, shall have the right to participate in CONTRACTOR'S defense of any such action. In the event that CONTRACTOR fails, after notice, to adequately defend or settle any action which it is obligated to defend or settle under this
     Article 9, UNISYS shall have the right of prosecuting and defending such action or actions and to recover its resultant costs and expenses (including attorney's fees) from CONTRACTOR and shall further have the right to charge CONTRACTOR with any and all awards of damages and court costs in such action or actions and to collect the amount of such awards from CONTRACTOR.

     If any item is held to be an infringement or misappropriation for which UNISYS is to be indemnified by CONTRACTOR, and its use is enjoined, CONTRACTOR shall, at its option and expense, either:
     1. procure for UNISYS the right and license to continue to utilize such item; or
     2. replace or modify such item in such a way that it shall not continue to constitute such infringement.

B. CONTRACTOR shall give UNISYS prompt written notice of any claim by a third party that WORK performed by CONTRACTOR under this Agreement infringes or misappropriates intellectual property rights of the third party.

ARTICLE 10 - CONTRACTOR'S WARRANTIES

CONTRACTOR makes the following warranties to UNISYS:

1. CONTRACTOR has expertise in the field covered by this Agreement and shall commit time and resources to attain the stated goal and complete the WORK.
2. In performing the WORK CONTRACTOR shall not infringe any trade secret, copyright or patent of any third party.
3. CONTRACTOR shall not divulge or furnish to UNISYS any trade secret or other proprietary information of any third party which CONTRACTOR does not have the right to divulge or furnish.
4. This Agreement is not in conflict with any other agreement or obligation which CONTRACTOR has with any third party.

ARTICLE 11 - SERVICES FOR OTHERS

CONTRACTOR and its personnel assigned to perform WORK shall not engage directly or indirectly in any undertaking which creates any legal impediment to or conflicts with rights granted to UNISYS by CONTRACTOR under this Agreement. CONTRACTOR shall not undertake, during the term of this Agreement, to perform similar services for any third party which would compromise the value of the WORK or DELIVERABLES to UNISYS.

ARTICLE 12 - INSURANCE

CONTRACTOR shall maintain Worker's Compensation and Employer's Liability Insurance upon its employees as required by law. CONTRACTOR shall also maintain Comprehensive Liability Insurance for all operations necessary and incidental to the conduct of this Agreement including coverage of all automobile exposure, all property liability exposure and contractual liability exposure. CONTRACTOR shall maintain insurance to at least the following minimum amounts:
1.   Worker's Compensation with limit of statutory amount;
2. Employer's Liability Insurance with limit of one hundred thousand dollars ($100,000);

3. Comprehensive Automobile Liability Insurance, with a combined single limit of one million dollars ($1,000,000) for bodily injury, death or property damage arising from any one occurrence; and
4. Comprehensive General Liability including Broad Form Contractual and Completed Operations, with a combined single limit of one million dollars ($1,000,000) for bodily injury, death or property damage arising from any one occurrence.

Such policies shall name UNISYS as an additional insured and provide that coverage may not be canceled without ten (10) days prior written notice to UNISYS. Such insurance shall not be deemed a limitation of any liability of CONTRACTOR, but CONTRACTOR shall furnish the UNISYS Contract Administrator with certificates of insurance in a form acceptable to UNISYS and prior to the furnishing of services under this Agreement.

Such insurance shall be primary, not contributing with, and not in excess of, coverage which UNISYS may carry. The insurance afforded by these policies applies separately to each insured against whom claim is made or suit is brought, in the same manner as such insured would be covered if the policy insured only such party. The inclusion of such additional insured shall not increase the policy limits.

ARTICLE 13 - HOLD HARMLESS

Notwithstanding any of the insurance requirements set forth in this Agreement or limits of liability set forth therein, CONTRACTOR shall indemnify and hold harmless UNISYS, any third party and their agents, servants, and employees from and against all claims, damages, losses and expenses with respect to the death, injury or disability of any persons and damage to or destruction of any property (including loss of use), arising out of, resulting from or connected in any way with the performance of this Agreement by CONTRACTOR or CONTRACTOR'S employees, subcontractors, or their agents, servants and employees. At CONTRACTOR'S expense, CONTRACTOR shall defend all suits or claims (whether or not false, fraudulent or groundless) alleging such injury or damage and shall pay all charges of attorneys, court costs, awards and all other costs and expenses in connection therewith. This provision shall survive after the expiration or termination of this Agreement.

ARTICLE 14 - NOTICES/ADMINISTRATION

All notices shall be in writing and shall be sent by certified mail, return receipt requested, or by wire communications (e.g., telex, twx, or facsimile), to the respective Contract Administrator, at the addresses noted below, or as the same may be changed from time to time by notice similarly given:

A.   For UNISYS
     1. General administration and liaison shall be performed by Felton Jones (referred to herein as "UNISYS Contract Administrator"), 12010 Sunrise Valley Drive, Reston, Virginia 20191, or his/her designee or successor.
     2. Technical administration and liaison shall be performed by David Kelley (referred to herein as "UNISYS Technical Administrator"), 1700 North

          Moore Street, Suite 1025, Arlington, Virginia, 22209, or his/her designee or successor.

B.   For CONTRACTOR

     Liaison shall be performed by Kim Durazo or his/her designee or successor, 6010 Executive Boulevard, Rockville, MD 20852.

C. The Unisys Technical Administrator may clarify, explain, provide further details, handle necessary technical matters, implement technical aspects, and develop administrative procedures, but shall have no authority to affect or change any of the terms and conditions of this Agreement. The exercise of UNISYS rights of termination or cancellation and the exercise of other general rights of UNISYS are reserved to UNISYS Contract Administrator.

ARTICLE 15 - ASSIGNMENT

CONTRACTOR shall not assign this Agreement or any rights hereunder or delegate the WORK or any of CONTRACTOR'S other obligations hereunder to any third party without prior written consent of UNISYS and any assignment without such consent shall be void. Any legal representative or successor in interest of CONTRACTOR shall be bound by the provisions of this Agreement. UNISYS shall have the right to assign this Agreement and its rights and duties hereunder to any successor in interest by acquisition, merger, operation of law or otherwise.

ARTICLE 16 - TERMINATION/CANCELLATION

A.   Termination for Convenience

     UNISYS shall have the right to terminate this Agreement or the WORK to be performed hereunder, in whole or in part, for its convenience at any time. Any such termination shall become effective thirty (30) days after transmittal of written notice of termination by UNISYS, and CONTRACTOR shall terminate the WORK as quickly as possible upon receiving notice. UNISYS shall have no liability to CONTRACTOR based on any such termination except to pay all amounts due CONTRACTOR up to the date of termination in accordance with the compensation provisions of Article 4. CONTRACTOR shall promptly deliver to UNISYS all work product, whether or not completed, which is in CONTRACTOR's possession on the termination date containing information related to the WORK, including a final report to be prepared by CONTRACTOR describing results of the WORK up to the date of termination.

B.   Cancellation for Nonperformance
     1. UNISYS shall have the right to cancel this Agreement in the event of any material breach by CONTRACTOR which CONTRACTOR fails to cure within thirty (30) days after written notice of breach from UNISYS. If CONTRACTOR fails to cure the breach within the thirty (30) day cure period, cancellation shall become effective immediately upon receipt by CONTRACTOR of a written cancellation notice from UNISYS. Notice of cancellation rightfully given by UNISYS for material breach by

          CONTRACTOR which is not timely cured shall excuse UNISYS from paying for any WORK performed by CONTRACTOR after the date of notice of material breach given by UNISYS. UNISYS shall have the option upon cancellation either to obtain delivery and retain title and license rights, as provided herein, in and to all WORK completed or in preparation on the date of cancellation in exchange for payments made and owed as of such date or to relinquish all such title and license rights and obtain a refund of all amounts paid to CONTRACTOR under this Agreement.
     2. CONTRACTOR shall have the right to cancel this Agreement if UNISYS fails to cure any deficiency in making any payment due CONTRACTOR, which is not in good faith dispute between the parties, within thirty
          (30) days after receiving written notice of such deficiency.

C.   Additional Rights and Remedies
     UNISYS and CONTRACTOR shall retain all rights and remedies available at law or equity, to the extent they are not inconsistent with this Agreement, in the event of any termination or cancellation of this Agreement.

ARTICLE 17 - LIMITATION OF LIABILITY

EXCEPT AS PROVIDED IN ARTICLE 9, NEITHER PARTY SHALL BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 18 - GENERAL PROVISIONS

A.   Federal Regulations and Governing Law
     This Agreement represents a subcontract relationship under Prime Contract No. GS-35F-0343J for the performance of Order No. 467-F2-000985 issued by the National Institutes to Support National Library of Medicine/National Center for Biotechnology Information. Except as may be in conflict of the Prime, this Agreement shall be shall be construed, governed and interpreted in accordance with the laws, but not the rules relating to the choice of law, of the Virginia.

B.   Captions/Headings
     The captions and headings of the Articles, clauses and paragraphs contained herein have been inserted for the convenience of the parties and shall not be construed as a part of or modifying any provisions of this Agreement.

C.   Waiver
     The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver of the future performance of any such term, covenant or condition or the future exercise of such right.

D.   Severability
     If any court should find any particular provision of this Agreement void, illegal, or unenforceable, then that provision shall be regarded as stricken from this Agreement and the remainder of this Agreement shall remain in full force and effect.

E.   Publicity
     CONTRACTOR shall not, except as may be required by law or federal regulation, or except with the prior written permission of UNISYS, publicly advertise this Agreement or disclose its contents.

F.   Compliance with Law
     The parties shall in the performance of this Agreement comply with all applicable laws, executive orders, regulations, ordinances, rules proclamations, demands and requisitions of national governments or of any state, local or other governmental authority which may now or hereafter govern performance hereunder including, without limitation, all laws, executive orders, regulations, ordinances, rules and proclamations regarding Equal Employment Opportunity, the exporting of technology, and withholding of income taxes.

ARTICLE 19 - ADDENDA/ATTACHMENTS

All Addenda, attachments and other documents referred to in this Agreement and all specifications, drawings and documents referenced therein are hereby incorporated in and made part of this Agreement.

ARTICLE 20 - SURVIVAL OF PROVISIONS

In addition to the rights and obligations which survive as expressly provided for elsewhere in this Agreement, the Articles and Addenda which by their nature should survive, shall survive and continue after any termination or cancellation of this Agreement, and specifically Article 7 shall survive.

ARTICLE 21 - BUSINESS PRACTICE GUIDELINES

CONTRACTOR acknowledges that it has received a copy of UNISYS Business Practice Guidelines (Addendum D) and has read and shall act in accordance with them.

ARTICLE 22 - ENTIRE AGREEMENT

This Agreement states the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous proposals, negotiations, representations, commitments, writings, agreements and other communications, both oral and written, between the parties. This Agreement may not be released, discharged, changed or modified except by an instrument in writing signed by a duly authorized representative of each of the parties.

This Agreement has been duly signed by authorized representatives of the parties and shall become effective as of the latest date set forth below (the "Effective Date").

(CONTRACTOR)                                UNISYS CORPORATION

By: /s/ Joseph E. Lehnen                   By: /s/ Felton Jones
   ___________________________________        ________________________________

   Joseph E. Lehnen                           Felton Jones
   ___________________________________        ________________________________
             (Printed/typed name)                    (Printed/typed name)

Title: Chief Financial Officer             Title: Manager, Contracts
      ________________________________           _____________________________

Date: 4/18/00                              Date: 4-10-00
     ________________________________            ____________________________

                          TECHNICAL SERVICES AGREEMENT

                                   ADDENDUM A


                               UNISYS CORPORATION

                                   4/7/2000


                                STATEMENT OF WORK


                                 INFORMAX, INC.
                        6010 EXECUTIVE BLVD., 10TH FLOOR
                            NORTH BETHESDA, MD 20852


                                   TO SUPPORT
             THE NATIONAL CENTER FOR BIOTECHNOLOGY INFORMATION (NCB)
                                A DIVISION OF THE
                          NATIONAL LIBRARY OF MEDICINE
                                     AT THE
                       NATIONAL INSTITUTES OF HEALTH (NIH)


                      UNISYS U.S. FEDERAL GOVERNMENT GROUP

                                 PURCHASE ORDER
                               ARLINGTON, VIRGINIA

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
--------------------------------------------------------------------------------
1.      INTRODUCTION...........................................................2

   1.1     PROGRAM PLAN........................................................2

   1.2     TECHNICAL INTERCHANGE MEETING.......................................2

   1.3     MONTHLY STATUS REPORTS..............................................2

   1.4     SOFTWARE DEVELOPMENT PLANNING.......................................2

   1.5     SOFTWARE/SYSTEM SUPPORT DOCUMENTATION...............................2

   1.6     SOURCE CODE AND SOFTWARE DEVELOPMENT ENVIRONMENT....................2

   1.7     CONTRACTOR TEST SUPPORT.............................................2

   1.8     CONCEPT VALIDATION..................................................2

2.      SUPPORTING INFORMATION.................................................2

   2.1     PLACE OF PERFORMANCE................................................2

   2.2     PERIOD OF PERFORMANCE...............................................2

   2.3     GOVERNMENT FURNISHED PROPERTY.......................................2

   2.4     DELIVERABLES........................................................2

3.      REPORTING AND INVOICING PROCEDURES.....................................2

4.      TRAVEL EXPENSE REIMBURSEMENT...........................................2

1.   INTRODUCTION

This statement of work is created by the Contractor (Unisys) and is directed to the Subcontractor (InforMax, Inc.).

1.1  PROGRAM PLAN

The Contractor shall provide support in the following areas:

     1. Design and develop Web-based search services for new and existing NCBI databases.
     2. Design and develop interfaces and/or links to non-NCBI systems and databases.
     3. Refine existing code to implement new middleware, algorithms, search engines, etc.
     4.   Maintain heritage software and databases.
     5. Design and develop utility programs to support data entry, database quality checking, data retrieval, batch processes, and parsing of foreign data sources.
     6.   Design and develop software to meet NCBI security requirements.
     7. Support the development, maintenance, integration, population, and access to NCBI biotechnology databases and other textual scientific databases.
     8.   Support database conversion.
     9.   Provide database administration.

1.2  TECHNICAL INTERCHANGE MEETING

Technical Interchange Meetings shall be conducted monthly, or as coordinated with the NCBI project officer to discuss progress against milestones, technical issues and support requirements that may arise during the development of software changes and enhancements.

1.3  MONTHLY STATUS REPORTS

A Monthly Status Report will be prepared each month to describe progress, technical issues, and financial and contract status.

1.4  SOFTWARE DEVELOPMENT PLANNING

The Contractor shall plan, manage, and execute the development of corrections and enhancements to existing software, development of new subsystems, components and databases in accordance with guidelines provided by the NCBI Project Officer.

1.5  SOFTWARE/SYSTEM SUPPORT DOCUMENTATION

Documentation for projects described in the Program Plan shall be developed in accordance with industry standards. The contractor shall tailor these standards to the appropriate level of content and detail to minimize the inclusion of irrelevant information.

1.6  SOURCE CODE AND SOFTWARE DEVELOPMENT ENVIRONMENT

The Contractor shall deliver to the NCBI all software source code, software executable code, and software development environment, to include Computer-Aided Software Engineering (CASE) Tools, interpreters, compilers, and assemblers, for all software developed under this contract.

1.7  CONTRACTOR TEST SUPPORT

Test plans and procedures shall be developed for use during the conduct of the required tests. The Contractor's test shall address the verification of all software developed as part of this SOW

Regression testing shall be accomplished if the software is changed to ensure no inadvertent errors are introduced.

All formal tests shall be conducted under the supervision of the NCBI COTR.

1.8  CONCEPT VALIDATION

The Contractor shall validate the design, the applicability and suitability development tools through the use of test beds. The performance of the test bed applications and the development tools shall be demonstrated to the NCBI Project Officer and discussed at the monthly Technical Interchange Meeting.

2.   SUPPORTING INFORMATION

2.1  PLACE OF PERFORMANCE

All work will be performed at NCBI facilities on the NIH main campus in Bethesda, Maryland.

2.2  PERIOD OF PERFORMANCE

The period of performance shall be 03/22/2000 - 03/21/2001. Three additional options years are contemplated provided the NIH exercises its options to extend performance on the Prime Contract.

2.3  GOVERNMENT FURNISHED PROPERTY

The NCBI shall provide the workspace, office equipment, PCs, Unix workstations, server access, network connectivity and development tools required to perform software design, development and test. The GFE will include the Unix programming environment, TCP/IP network programming environment, C and C++ development environments, and development add-ons and such as CGI and FastCGI to support Web server programming.

2.4  DELIVERABLES

The  following  deliverable  items  will be  prepared  as  required  by the NCBI
Officers:

   ITEM     DELIVERABLE                                                       QTY            DATE REQUIRED
     1.     Software Design Description                                        1             Per Project
     2.     Software Design Document (Draft)                                   1             Per Project
     3.     Software Design Document (Final)                                   1             Per Project
     4.     Technical Interchange Meetings                                     1             Monthly
     5.     Monthly Status Reports                                             1             Monthly
     6.     Developmental Testing, Plan, Procedures, Reports                   1             Per Project
     7.     Operational Testing, Plans, Procedures, Reports                    1             Per Project
     8.     Source Code/Software Development Environment                       1             Per Project

3.   REPORTING AND INVOICING PROCEDURES

The following are procedures for reporting labor hours performed and invoicing:

     o    Weekly timesheet(s) are a requirement.

     o Labor hours are to be reported via standard InforMax timesheet(s). The standard work week is assumed to be 40.0 hours. Work in excess of 40.0 hours a week will not be invoiced without the consent of the Unisys Program Manager.

     o InforMax will fax the timesheet(s) to Karen Veno at (703) 312-9026, by 0900 each Friday. These timesheets must be signed by the appropriate subcontractor and approved by their supervisor. Earlier submittal may be required on special occasions that is, when Friday is a government holiday.

     o Once the InforMax timesheet(s) are entered into the Unisys Subcontractor Labor system, the autopay system will take approximately 10 days from time of input to payment. InforMax, Inc. should receive a check for each week of service.

4.   TRAVEL EXPENSE REIMBURSEMENT

The following are procedures for reporting labor hours performed and invoicing:

     o    All travel will be pre-approved by Unisys through electronic mail.

     o All travel arrangements will be prepared and processed by InforMax, Inc. InforMax will invoice Unisys separately for travel expenses with approval form and all travel expense information and itineraries attached.

     o All travel expenses shall be in compliance with Federal Travel Regulation (FTR) guidelines and corporate travel policy.

*****Certain information on this page has been omitted and filed separately with
the  Securities  and  Exchange   Commission.   Confidential  Treatment  has been
requested with respect to the omitted portions.

                          TECHNICAL SERVICES AGREEMENT

                                   ADDENDUM B

                         CONTRACTOR PERSONNEL AND RATES
                            INFORMAX PURCHASE ORDER
PERIOD OF PERFORMANCE: 03/22/2000 - 03/21/2001

LAST NAME        FIRST NAME     START DATE      RATE      HOURS            DOLLARS
----------------------------------------------------------------------------------
[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2000    [*****]       [*****]      [*****]

[*****]            [*****]          14/19/2000    [*****]       [*****]      [*****]

[*****]            [*****]          14/19/2000    [*****]       [*****]      [*****]

[*****]            [*****]          14/19/2000    [*****]       [*****]      [*****]

[*****]            [*****]          14/19/2000    [*****]       [*****]      [*****]


----------------------------------------------------------------------------------
TOTAL                                                     [*****]      [*****]
==================================================================================

*****Certain information on this page has been omitted and filed separately with
the  Securities  and  Exchange   Commission.   Confidential  Treatment  has been
requested with respect to the omitted portions.


                          TECHNICAL SERVICES AGREEMENT

                                   ADDENDUM B

                         CONTRACTOR PERSONNEL AND RATES
                            INFORMAX PURCHASE ORDER
PERIOD OF PERFORMANCE: 03/22/2001 - 03/21/2002

LAST NAME        FIRST NAME     START DATE      RATE      HOURS            DOLLARS
----------------------------------------------------------------------------------
[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2001    [*****]       [*****]      [*****]


----------------------------------------------------------------------------------
TOTAL                                                     [*****]      [*****]
==================================================================================

*****Certain information on this page has been omitted and filed separately with
the  Securities  and  Exchange   Commission.   Confidential  Treatment  has been
requested with respect to the omitted portions.


                          TECHNICAL SERVICES AGREEMENT

                                   ADDENDUM B

                         CONTRACTOR PERSONNEL AND RATES
                            INFORMAX PURCHASE ORDER
PERIOD OF PERFORMANCE: 03/22/2002 - 03/21/2003

LAST NAME        FIRST NAME     START DATE      RATE      HOURS            DOLLARS
----------------------------------------------------------------------------------
[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2002    [*****]       [*****]      [*****]


----------------------------------------------------------------------------------
TOTAL                                                     [*****]      [*****]
==================================================================================

*****Certain information on this page has been omitted and filed separately with
the  Securities  and  Exchange   Commission.   Confidential  Treatment  has been
requested with respect to the omitted portions.

                          TECHNICAL SERVICES AGREEMENT

                                   ADDENDUM B

                         CONTRACTOR PERSONNEL AND RATES
                            INFORMAX PURCHASE ORDER
PERIOD OF PERFORMANCE: 03/22/2003 - 03/21/2004

LAST NAME        FIRST NAME     START DATE      RATE      HOURS            DOLLARS
----------------------------------------------------------------------------------
[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]

[*****]            [*****]          03/22/2003    [*****]       [*****]      [*****]


----------------------------------------------------------------------------------
TOTAL                                                     [*****]      [*****]
==================================================================================

                          TECHNICAL SERVICES AGREEMENT

                                   ADDENDUM C

                               DATA RIGHTS CLAUSE

               NLM(RC)-RIGHTS IN DATA - SPECIAL WORKS (11-30-88)

(a)  Definitions

     "Data," as used in this clause means recorded information regardless of form or the medium on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing or management information.

     "Unlimited  rights,"  as  used  in  this  clause  means  the  right  of the
     Government to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, in any manner and for any purpose whatsoever, and to have or permit others to do so.

(b)  Allocation of Rights.

       (1)    The Government shall have-

              (i) (a) Unlimited rights in all data delivered under this contract except as provided in paragraph (c) of this clause for copyright. (b) Sole ownership of all data first produced in the performance of this contract except as provided in paragraph (c) of this clause for copyright.

              (ii) The right to limit exercise of claim to copyright in data first produced in the performance of this contract, and to obtain assignment of copyrights in such data, in accordance with subparagraph (c)(1) of this clause.

              (iii) The right to limit the release and use of certain data in accordance with paragraph (d) of this clause.

       (2) The Contractor shall have, to the extent permission is granted in accordance with subparagraph (c)(1) of this clause, the right to establish claim to copyright subsisting in data first produced in the performance of the contract.

(c)    Copyright.

       (1)    Data first produced in the performance of this contract.

              (i) The Contractor agrees in perpetuity not to assert, establish, or authorize others to assert or establish, any claim to copyright subsisting in any data first produced in the performance of this contract without prior written permission of the Contracting Officer. When claim to copyright is made, the Contractor shall affix the appropriate copyright notice of 17 U.S.C. 401 or 402 and acknowledgment of Government sponsorship (including contract number) to such data when delivered to the Government, as well as when the data are published or deposited for registration as published work in the U.S. Copyright Office. The Contractor grants to the Government, a paid-up nonexclusive, irrevocable, worldwide license for all such data to have, use, reproduce, disclose, or dispose of in any manner and for any purpose whatsoever, and have or permit others to do so.

              (ii) If the Government desires to obtain copyright in data first produced in the performance of this contract and permission has not been granted as set forth in subdivision (c)(1)(i) of this clause, the Contracting Officer may direct the Contractor to establish, or authorize the establishment of, claim to copyright in such data and to assign, or obtain the assignment of, such copyright to the Government or its designated assignee.

       (2) Data not first produced in the performance of this contract. The Contractor shall not, without prior written permission of the Contracting Officer, incorporate in data delivered under this contract any data not first produced in the performance of this contract and which contain the copyright notice of 17 U.S.C. 401 or 402, unless the Contractor clearly marks and identifies such data at the time of delivery and grants to the Government, or acquires on its behalf by the time of delivery, a license of the same scope as set forth in subparagraph (c)(1) of this clause.

(d) Release and use restrictions. Except as otherwise specifically provided for in this contract, the Contractor shall not use for purposes other than the performance of this contract, nor shall the Contractor release, reproduce, distribute, or publish any data first produced in the performance of this contract, nor authorize others to do so, without written permission of the Contracting Officer.

(e) Indemnity. The Contractor shall indemnify the Government and its officers, agents, and employees acting for the Government against any liability, including costs and expenses, incurred as the result of the violation of trade secrets, copyrights, or right of privacy or publicity, arising out of the creation, delivery, publication, or use of any data furnished under this contract; or any libelous or other unlawful matter contained in such data. The provisions of the paragraph do not apply unless the Government provides notice to the Contractor as soon as practicable of any claim or suit, affords the Contractor an opportunity under applicable laws, rules, or regulations to participate in the defense thereof, and obtains the Contractor's consent to the settlement of any suit or claim other than as required by final decree of a court of competent jurisdiction; nor do these provisions apply to material furnished to the Contractor by the Government and incorporated in data to which this clause applies.

(f) Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

(g) Marking and identification. The contractor shall mark all Subject Data with the number of this contract and the name and address of the contractor or subcontractor who generated the data. The contractor shall not affix any restrictive markings upon any Subject Data, and if such markings are affixed, the Government shall have the right, at any time, to modify, remove, obliterate, or ignore any such markings.

(h) Subcontractor data. Whenever any Subject Data is to be obtained from a subcontractor under this contract, the contractor shall use this same clause in the Subcontractor, without alteration, and no other clause shall be used to enlarge or diminish the Government's rights in that subcontractor Subject Data.

       (i) Deferred ordering and delivery of data. The Government shall have the right to order, at any time during the performance of this contract, or within 2 years from either acceptance of all items (other than data), to be delivered under this contract or termination of this contract, whichever is later, any Subject Data and any data not called for in the schedule of this contract but generated in performance of the contract, and the contractor shall promptly prepare and deliver such data as is ordered. If the principal investigator is no longer associated with the contractor, the contractor shall exercise its best efforts to prepare and deliver such data as is ordered. The Government's ownership or right to use data delivered pursuant to this paragraph (i) shall be the same as the rights in Subject Data as provided in paragraphs (b) and (c) above. The contractor shall be relieved of the obligation to furnish data pertaining to an item obtained from a subcontractor upon the expiration of 2 years from the date it accepts such items. When data, other than Subject Data, is delivered pursuant to this paragraph (i), payment shall be made, by equitable adjustment or otherwise, for converging the data into the prescribed form, reproducing it or preparing it for delivery.

                          TECHNICAL SERVICES AGREEMENT

                                   ADDENDUM D

                          BUSINESS PRACTICE GUIDELINES

A.   Business Ethics

     CONTRACTOR shall perform the WORK under this Agreement in accordance with applicable law and high ethical standards. CONTRACTOR, in performing the WORK, shall not attempt to influence present or prospective customers of UNISYS in the public or private sector through making or receiving any payments not otherwise specified in this Agreement or in any other contractual arrangement between CONTRACTOR or UNISYS and a third party and shall not maintain slush funds or make political contributions in any manner which would imply that such illegal payments are made by or on behalf of UNISYS, including its subsidiaries, affiliates, officers, directors and employees, or in relation to the WORK. In the event CONTRACTOR breaches any of these provisions, UNISYS shall have the right to cancel this Agreement and obtain a full refund of all payments made to CONTRACTOR hereunder.

B.   Political Contributions

     No contribution in cash, services, or otherwise shall be made directly or indirectly by CONTRACTOR or any individual or organization related to CONTRACTOR on behalf of UNISYS, its subsidiaries, affiliates, officers, directors or employees, to any political campaign or candidate, whether or not the contribution could otherwise be lawfully made in the country concerned. Neither CONTRACTOR nor any individual or organization related thereto shall be reimbursed, directly or indirectly, by UNISYS, its subsidiaries, affiliates, officers, directors or employees for any such contribution to a political campaign or candidate.

     Neither CONTRACTOR nor any individual or organization related thereto shall solicit on behalf of UNISYS, its subsidiaries, affiliates, officers, directors or employees from any one or more other such directors, officers or employees any contribution to any political campaign or candidate with a view toward transmission of the amounts collected to a candidate or campaign fund as contributions on behalf of CONTRACTOR or UNISYS, its subsidiaries, affiliates, officers, directors or employees.

     Nothing in this statement of UNISYS Business Practice Guidelines is intended in any way to restrict lawful personal contributions by CONTRACTOR or any individual or organization related thereto. The intent of this policy as it relates to political contributions is to prevent the inference that the contribution is being made by or on behalf of UNISYS, or any subsidiary, affiliate, officer, director or employee of UNISYS, singly or as a group.

                          TECHNICAL SERVICES AGREEMENT

                                   ADDENDUM E

                            GSA FLOWDOWN PROVISIONS

                                   ADDENDUM E

                        GENERAL SERVICES ADMINISTRATION
                                CONTRACT CLAUSES
                           CONTRACT NO. GS-35F-3314D


     SELLER agrees to comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this Agreement. SELLER agrees to comply with the following Federal Acquisition Regulation clauses, which shall be deemed incorporated by reference:

     The following clauses, as amended and modified below, are applicable to this order/subcontract. Without limiting any other provisions of the order/subcontract, the clauses are incorporated by reference into this order/subcontract with the same force and effect as though set forth in full text. The dates of the clauses incorporated by reference are the same as the corresponding clause in the prime contract or higher tier subcontract. The following definitions shall apply to this order/subcontract except as otherwise specifically provided.

     "BUYER" - Means legal entity issuing this Order/Subcontract.

     "CONTRACTING OFFICER" - Means Buyer's authorized representative who signed this Order/Subcontract or is identified elsewhere in this Order/Subcontract and will mean Contracting Officer, whenever appropriate, where indicated elsewhere in these terms and conditions.

     "CONTRACTOR" - Means Seller.

     "SELLER" - means Legal entity which contracts with the Buyer.

     "CONTRACT" or "SCHEDULE" - Means this Order/Subcontract.

     "SUBCONTRACTOR" - Means Seller's subcontractors.

     "GOVERNMENT" - Means Buyer and will mean Government, whenever appropriate, where indicated elsewhere in these terms and conditions.

CLAUSE                     TITLE
------                     -----
52.202-1                   DEFINITIONS (OCT 1995)
52.203-3                   GRATUITIES (APR 1995)
52.203-6                   RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                             (JUL 1995)
52.203-10                  PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                             ACTIVITY (SEP 1990)
52.203-13                  PROCUREMENT INTEGRITY - SERVICE CONTRACTING
                             (APR 1984)
52.204-2                   SECURITY REQUIREMENTS (APR 1984)
52.209-6                   PROTECTING THE GOVERNMENT'S INTEREST WHEN
                             SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                             SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)
52.211-15                  DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS
                             (SEP 1990)
52.215-2                   AUDIT AND RECORDS - NEGOTIATION (AUG 1996)
52.215-22                  PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA
                             (OCT 1995)
52.215-23                  PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA-
                             MODIFICATIONS (OCT 1995)
52.215-24                  SUBCONTRACTOR COST OR PRICING DATA

CLAUSE                     TITLE
------                     -----
                             (OCT 1995)
52.215-25                  SUBCONTRACTOR COST OR PRICING DATA- MODIFICATIONS
                             (OCT 1995)
52.215-26                  INTEGRITY OF UNIT PRICES (OCT 1995)
52-215-27                  TERMINATION OF DEFINED BENEFIT PENSION PLANS
                             (MAR 1996)
52.215-31                  WAIVER OF FACILITIES CAPITAL COST OF MONEY
                             (SEP 1987)
52.215-33                  ORDER OF PRECEDENCE (JAN 1986)
52.215-39                  REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT
                             BENEFITS OTHER THAN PENSIONS (OCT 1996)
52.215-40                  NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)
52.216-18                  ORDERING (OCT 1995)
52.216-22                  INDEFINITE QUANTITY (APR 1984)
52.217-8                   OPTION TO EXTEND SERVICES (AUG 1989)
52.219-2                   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL
                             BUSINESS SUBCONTRACTING PLAN
52.219-8                   UTILIZATION OF SMALL, SMALL DISADVANTAGED AND
                             WOMEN-OWNED SMALL BUSINESS CONCERNS (OCT 1995)
52.219-16                  LIQUIDATED DAMAGES - SUBCONTRACTING PLAN (OCT 1995)
52.222-1                   NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)
52.222-3                   CONVICT LABOR (APR 1984)
52.222-26                  EQUAL OPPORTUNITY (APR 1984)
52.222-28                  EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS
                             (OVER $1,000,000)(APR 1984)
52.222-35                  AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM
                             ERA VETERANS (APR 1994)(DEVIATION)
52.222-36                  AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)
52.222-37                  EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND
                             VETERANS OF THE VIETNAM ERA (JAN 1988)
52.222-41                  SERVICE CONTRACT ACT OF 1965, AS AMENDED (MAY 1989)
52.222-43                  FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT ACT -
                             PRICE ADJUSTMENT (MULTIPLE YEAR AND OPTION
                             CONTRACTS)(MAY 1989)
52.222-46                  EVALUATION OF COMPENSATION FOR PROFESSIONAL EMPLOYEES
                             (FEB 1993)
52.223-3                   HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY
                             DATA (NOV 1991)
52.224-1                   PRIVACY ACT NOTIFICATION (APR 1984)
52.224-2                   PRIVACY ACT (APR 1984)
52.225-11                  RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)
52.225-14                  INCONSISTENCY BETWEEN ENGLISH VERSION AND TRANSLATION
                             OF CONTRACT (AUG 1989)
52.227-2                   NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                             INFRINGEMENT (AUG 1996)
52.227-3                   PATENT INDEMNITY (APR 1984)
52.227-14                  RIGHTS IN DATA - GENERAL (JUN 1987)
52.227-19                  COMMERCIAL COMPUTER SOFTWARE - RESTRICTED

CLAUSE                     TITLE
------                     -----
                             RIGHTS (JUN 1987)
52.229-1                   STATE AND LOCAL TAXES (APR 1984)
52.229-3                   FEDERAL, STATE, AND LOCAL TAXES (OVER $100,000)
                             (JAN 1991)
52.229-5                   TAXES - CONTRACTS PERFORMED IN U.S. POSSESSIONS OR
                             PUERTO RICO (APR 1984)
52.230-2                   COST ACCOUNTING STANDARDS (AUG 1992)
52.230-3                   DISCLOSURE AND CONSISTENCY OF COST COST ACCOUNTING
                             PRACTICES (AUG 1993)
52.230-4                   CONSISTENCY IN COST ACCOUNTING PRACTICES (AUG 1993)
52.230-6                   ADMINISTRATION OF COST ACCOUNTING STANDARDS
                             (APR 1996)
52.232-1                   PAYMENTS (APR 1984)
52.232-11                  EXTRAS (APR 1984)
52.232-23                  ASSIGNMENT OF CLAIMS (JAN 1986)
52.232-25                  PROMPT PAYMENT (MAR 1994)
52.232-28                  ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (APR 1989)
52.233-1                   DISPUTES (OCT 1995)
52.233-3                   PROTEST AFTER AWARD (OCT 1995)
52.237-2                   PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND
                             VEGETATION (APR 1984)
52.237-3                   CONTINUITY OF SERVICES (JAN 1991)
52.239-1                   PRIVACY OR SECURITY SAFEGUARDS (AUG 1996)
52.242-13                  BANKRUPTCY (OVER $100,000)(JUL 1995)
52.243-1                   CHANGES - FIXED PRICE (AUG 1987)
52.244-1                   SUBCONTRACTS (FIXED PRICE CONTRACTS)(FEB 1995)
52.244-5                   COMPETITION IN SUBCONTRACTING (JAN 1995)
52.246-2                   INSPECTION OF SUPPLIES - FIXED PRICE (AUG 1996)
52.246-4                   INSPECTION OF SERVICES - FIXED PRICE (AUG 1996)
52.246-16                  RESPONSIBILITY FOR SUPPLICES (APR 1984)
52.247-63                  PREFERENCE FOR U.S. - FLAG AIR CARRIERS (APR 1984)
52.247-64                  PREFERENCE FOR PRIVATELY OWNED U.S. FLAG COMMERCIAL
                             VESSELS
52.249-2                   TERMINATION FOR CONVENIENCE OF THE GOVERNMENT
                             (FIXED-PRICE)(APR 1984)
52.249-8                   DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)(OVER
                             $100,000)(APR 1984)